EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 11, 2016 TO THE PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2016, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the termination of a Sub-Adviser to the EQ/Wells Fargo Omega Growth Portfolio (“Portfolio”) and the appointment of a new Sub-Adviser to the Portfolio, and corresponding changes to the name, investment strategy and related risks of the Portfolio.

Information Regarding

EQ/Wells Fargo Omega Growth Portfolio

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Effective on or about December 9, 2016, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Wells Capital Management, Inc. (“Wells”) with respect to the Portfolio will terminate. Effective on or about December 9, 2016, the Manager will enter into a new sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”) with respect to the Portfolio.

In connection with this change, effective on or about December 9, 2016, the name of the Portfolio will change to “AXA/ClearBridge Large Cap Growth Portfolio.” As of that date, all references to EQ/Wells Fargo Omega Growth Portfolio are deleted and replaced with “AXA/ClearBridge Large Cap Growth Portfolio.”

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Effective on or about December 9, 2016, the section of the Prospectus entitled “About the Investment Portfolios – EQ/Wells Fargo Omega Growth Portfolio – Investments, Risks, and Performance” is deleted in its entirety and replaced with the following information:

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of January 31, 2016, the largest market capitalization of a company in the Index was approximately $539.7 billion and the median market capitalization of a company in the Index was approximately $7.066 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy.

The Portfolio may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Index (i.e., medium or small capitalization companies).

The Portfolio also may invest up to 10% of its net assets in foreign securities, either directly or through depositary receipts.

The portfolio managers emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the portfolio managers consider:

•	Favorable earnings prospects

•	Technological innovation

•	Industry dominance

•	Competitive products and services

•	Global scope

•	Long-term operating history

•	Consistent and sustainable long-term growth in dividends and earnings per share

•	Strong cash flow

•	High return on equity

•	Strong financial condition

•	Experienced and effective management

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2015 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser under the name “EQ/Wells Fargo Omega Growth Portfolio.” Effective December 9, 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Russell 3000® Growth Index, was replaced with the Russell 1000®Growth Index. The Manager believes the Russell 1000® Growth Index is more relevant to the Portfolio’s investment strategies.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.99% (2012 1st Quarter)	–19.41% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA/ClearBridge Large Cap Growth Portfolio – Class IA Shares	1.34%	10.70%	8.98%
AXA/ClearBridge Large Cap Growth Portfolio – Class IB Shares	1.28%	10.62%	8.81%
AXA/ClearBridge Large Cap Growth Portfolio – Class K Shares (Inception Date: August 29, 2012)	1.51%	N/A	13.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.09%	13.30%	8.49%

Effective on or about December 9, 2016, the section of the Prospectus entitled “About the Investment Portfolios – EQ/Wells Fargo Omega Growth Portfolio – Who Manages the Portfolio – Sub-Adviser” is deleted in its entirety and replaced with the following information:

Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter Bourbeau	Managing Director and Portfolio Manager of ClearBridge	December 2016
Margaret Vitrano	Managing Director and Portfolio Manager of ClearBridge	December 2016

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Effective on or about December 9, 2016, the section of the Prospectus entitled “Management of the Trust – The Sub- Advisers – Wells Capital Management Inc.” is deleted in its entirety.

Effective December on or about December 9, 2016, the section of the Prospectus entitled “Management of the Trust – The Sub- Advisers – ClearBridge Investments LLC” is supplemented with the following information:

ClearBridge Investments, LLC (ClearBridge), 620 Eighth Avenue, New York, New York 10018, serves as Sub-Adviser to the AXA/Clearbridge Large Cap Growth Portfolio.

Peter Bourbeau and Margaret Vitrano, are jointly and primarily responsible for the investment decisions for the AXA/ClearBridge Large Cap Growth Portfolio.

Peter Bourbeau, Portfolio Manager and Managing Director of

ClearBridge, has 25 years of investment industry experience.

Mr. Bourbeau joined predecessor firm Shearson Asset Management in 1991.

Margaret Vitrano, Portfolio Manager and Managing Director

of ClearBridge, has 20 years of investment industry experience.

She joined a predecessor company in 1997.

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